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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 6, 1998


NORTHWEST PIPE COMPANY
(exact name of registrant as specified in its charter)

Oregon                                   0-27140              93-0557988
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)       Identification No.)

12005 N. Burgard, Portland, Oregon                          97203
(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code: (503)285-1400
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On March 6, 1998, Northwest Pipe Company (the "Company") purchased all of the outstanding capital stock of Southwestern Pipe, Inc., a Texas corporation ("Southwestern") and P&H Tube Corporation, a Texas corporation ("P&H Tube") (Southwestern and P&H Tube are referred to herein together as the "SP Companies"), from Lewis Family Investments Partnership, Ltd., Philip C. Lewis, Hosea E. Henderson, Don S. Brzowski, William H. Cottle, Barry J. Debroeck, Horace M. Jordan and William B. Stuessy. The Company paid a purchase price of $40,148,220 in cash, which is subject to a post-closing adjustment based upon changes in the SP Companies' working capital from February 28, 1998 to the closing date and the amount of indebtedness of the SP Companies at the closing date. The purchase price was determined through arms length negotiations. The Company funded the purchase price through borrowings under its line of credit agreement with Bank of America National Trust and Savings Association.

          The principal business of the SP Companies is the manufacture and sale of structural and mechanical tubing products. Southwestern owns and operates a manufacturing facility in Houston, Texas. P&H Tube owns and operates a manufacturing facility in Bossier City, Louisiana. The Company will continue to use the plant, equipment and other property acquired for the same purpose, and will operate each of the SP Companies as a separate wholly-owned subsidiary of the Company. The Company retained all employees of each of the SP Companies.



Item 7.   FINANCIAL STATEMENTS

          (a)  Financial Statements of Business Acquired

               It is impracticable to provide the financial statements required under this Item as of the date this Current Report on Form 8-K must be filed. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

          (b)  Pro forma financial information

               It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

          (c)  Exhibits

               Number    Description
               ------    -----------
                2.1      Stock Purchase Agreement dated March 6, 1998, by and
                          among Northwest Pipe Company, Southwestern Pipe, Inc., P&H Tube Corporation, Lewis Family Investments Partnership, Ltd., Philip C. Lewis, Hosea E. Henderson, Don S. Brzowski, William H. Cottle, Barry
                          J. Debroeck, Horace M. Jordan and William B. Stuessy (the "Stock Purchase Agreement") (certain schedules to the Agreement and its exhibits are omitted).
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORTHWEST PIPE COMPANY
                                        (Registrant)

DATE: March 20, 1998                    /s/ Brian W. Dunham
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                                        Brian W. Dunham, President